UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1.	Reports to Stockholders.

(a)    A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Loomis Sayles Full Discretion Institutional Securitized Fund

ANNUAL REPORT

OCTOBER 31, 2023

Table of Contents

Loomis Sayles Full Discretion Institutional Securitized Fund

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-343-2029; and (ii) on the Commission’s website at https://www.sec.gov.

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Portfolio Objective

The investment objective of the Loomis Sayles Full Discretion Institutional Securitized Fund (the fund) is to provide current income and the potential for total return. The Manager seeks to achieve this objective through a diversified credit exposure to securitized assets, including asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), non-agency residential mortgage-backed securities (RMBS), and collateralized loan obligations (CLOs)

In purchasing securities for the fund, the Manager uses a fundamental, top-down approach to evaluate sectors in the securitized market to make sector and capital structure allocation decisions. The Manager utilizes a bottom-up approach for individual security selection that is focused on the risk/return profile of each security.

Market Review

Over the prior year, securitized assets produced largely positive total returns, with the exception of non-agency commercial mortgage-backed security (CMBS). Collateralized Loan Obligations (CLOs) and commercial asset-backed securities (ABS) provided particularly strong returns over the period, with portions of the residential mortgage-backed securities (RMBS) market also outperforming. Headwinds facing the commercial real estate sector emerged in Q1 2023, negatively impacting non-agency CMBS performance over the period. The shorter duration in most securitized credit sectors led to outperformance versus corporates and the broader fixed income market.

US Treasuries posted a loss and underperformed the more credit-oriented areas of the bond market in the annual period. Performance was mixed across the curve: while the two- and five-year issues produced positive total returns, the 10-year note lost ground and the 30-year bond suffered a double-digit loss. In terms of yield movements, the two-year climbed from 4.22% at the start of the period to 5.03% on the final trading day of September 2023, and the 10-year rose from 3.83% to 4.57%.

Notably, the yield curve remained inverted throughout the period (meaning that short-term yields traded above those on longer-term debt). At the end of June, in fact, the curve was at its highest degree of inversion on the last day of a calendar quarter in history. Although an inverted yield curve has often been a precursor to a recession historically, economic growth stayed in positive territory.

The US fixed income market produced a narrow gain in the 12 months ended September 30, 2023, albeit with a high level of volatility along the way. The majority of positive returns occurred in the early part of the period. During this time, signs of cooling inflation and slightly more dovish commentary from the US Federal Reserve (“Fed”) officials raised hopes that the central bank was approaching the end of its long series of interest rate hikes. While

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Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

the Fed continued to raise rates—with a total of 1.25 percentage points of increases in late 2022, followed by four quarter-point hikes in 2023—investors appeared encouraged by hopes that the Fed was nearing the end of its hiking cycle.

This backdrop changed for the worse in the final three months of the period, leading to a downturn that significantly dampened 12-month returns. Crude oil prices surged to their highest level since July 2022, raising the possibility that inflation—which had been ticking lower since late last year—would begin to reaccelerate. In addition, the Fed made it clear that although its pace of interest rate increases slowed in 2023, it remained open to further hikes if necessary. These developments fed through to longer-term expectations, with the futures markets beginning to factor in fewer rate cuts in 2024 than was the case earlier in the year.

Portfolio Performance Discussion

The ICE BofA Merrill Lynch ABS & CMBS Index (the index), a broad measure of the securitized credit market, posted a total return of 3.44%. Over the same time period, the fund generated a return of 7.81%, significantly outperforming its benchmark by 437 basis points.

FUND PERFORMANCE AS OF OCTOBER 31, 2023:

	CUMULATIVE			AVERAGE ANNUALIZED RETURN
	TOTAL RETURN
	3 MONTH	YTD	1 YEAR	3 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION
FUND	0.70%	5.98%	7.81%	3.56%	2.81%	4.35%	6.21%
INDEX	-0.47%	1.60%	3.44%	-1.54%	1.30%	1.61%	1.99%

Performance data shown represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. Performance for multi-year periods is annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The fund’s inception date is 12/15/2011.

All indexes are unmanaged and do not incur fees. You may not invest directly in an index.

Spread and specific contribution were positive for the period given the funds deeper credit exposure relative to the benchmark. The fund’s effective duration as of October 31, 2023 was 2.31, approximately 0.36 years shorter than that of the index.

2 |

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

CLOs, Commercial ABS, RMBS, and Consumer ABS led benchmark outperformance. CMBS was the largest contributor to underperformance for the period. An allocation to lower mezzanine CLO led outperformance within the subsectors, followed by an overweight to aircraft-related commercial ABS, Credit Risk Transfer RMBS, and Subprime Auto Loans consumer ABS. On the negative side relative to the benchmark, exposures to CMBS Conduit Subs was the primary detractor. A lack of allocation to Agency CMBS had modest negative impact.

Outlook

Consumer ABS fundamentals are mixed given the employment picture remains strong and consumer balance sheets are healthy, but delinquencies are back to historical norms or higher for certain products and borrowers (i.e., non-prime auto). Inflation remains a concern for lower income consumers, but the future path of the unemployment rate is critical as it is the main driver of a borrower’s ability to repay debt. Consumer ABS spreads have tightened over recent months, relative value has decreased and primary market issuance has been moderate in the third quarter 2023, but remains below last year’s pace of issuance.

In commercial ABS, fundamentals continue to improve as demand for air travel recovers rapidly in conjunction with constrained aircraft supply due to significant production delays and engine shortages. Aircraft remains our best pick among commercial ABS sectors as we expect the positive demand/supply trends to last several years. Primary issuance in many commercial ABS sectors remain very light especially in aircraft, shipping container, railcar, and whole business.

Investment grade CLOs continue to provide investors with attractive opportunities for price appreciation and higher carry. We find most value in high quality CLOs that either have shorter, delivering profiles or are longer spread duration with clean collateral and strong structures. Bank demand for AAA rated CLOs is reduced as stress tests by the Fed and rising rates have forced them to increase capital; however, supply of new issue CLOs has also decreased due to the challenged CLO equity arbitrage and warehouse balances having normalized back from high 2022 levels.

Among lower-rated CMBS, we think security selection will be paramount as lingering recession risk, a higher interest rate environment, and tighter lending conditions cause collateral values to deteriorate and subordinate bonds to reprice lower with increased downgrade risk. We advocate buying select deep-discount seasoned subordinate conduit bonds backed by out-of-favor property types originated during periods of higher cap rates. With rising stress on commercial real estate and lack of clarity on market direction, subordinate bonds remain weakly unsupported by dealers.

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Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

We remain confident in RMBS protections provided in deal structures to prevent losses from impacting held positions. While home sales have softened as buyers have decreased purchases, this has been balanced by a slowdown of new listings in many markets and we anticipate continued downward pressure on housing activity. Given the secular tailwinds of deficient housing supply and strong underwriting, we anticipate the near-term softening of home prices to be controlled and manageable. Longer term, favorable demographics and constraints around zoning laws will likely be tailwinds for home price and rent growth for years to come.

Outlook as presented in this material reflects subjective judgments and assumptions of the portfolio team and does not necessarily reflect the views of Loomis, Sayles & Company, L.P. There is no assurance that developments will transpire as stated. Opinions expressed will evolve as future events unfold.

4 |

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Definition of Comparative Index

The ICE BofA Merrill Lynch US ABS & CMBS Index tracks the performance of US dollar denominated investment grade fixed and floating rate asset backed securities and fixed rate commercial mortgage backed securities publicly issued in the US domestic market. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch) at least one year remaining term to final stated maturity and at least one month to the last expected cash flow. 144a securities qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Inverse floating rate, interest only and principal only tranches of qualifying deals are excluded from the Index as are all tranches of re-securitized and agency deals. Qualifying asset backed securities must have a fixed or floating rate coupon, an original deal size for the collateral group of at least $250 million, a current outstanding deal size for the collateral group greater than or equal to 10% of the original deal size and a minimum outstanding tranche size of $50 million for senior tranches and $10 million for mezzanine and subordinated tranches. Qualifying commercial mortgage backed securities must have a fixed coupon schedule, an original deal size for the collateral group of at least $250 million, a current outstanding deal size for the collateral group that is greater than or equal to 10% of the original deal size and at least $50 million current amount outstanding for senior tranches and $25 million current amount outstanding for mezzanine and subordinated tranches. Fixed-to-floating rate securities qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Floating rate securities are excluded.

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Growth of a $10,000 Investment (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2023*
	1 Year	3 Years	5 Years	10 Years	Annualized Inception to Date**
Loomis Sayles Full Discretion Institutional
Securitized Fund	7.81%	3.56%	2.81%	4.35%	6.21%
ICE BofA Merrill Lynch US ABS &
CMBS Index	3.44%	-1.54%	1.30%	1.61%	1.99%

* If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

** The Fund commenced operations on December 15, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 5.

6 |

Portfolio of Investments — as of October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

Allocation Summary (Unaudited)†:

Asset-Backed Securities	57.8%
Commercial Mortgage-Backed Obligations	19.9
Residential Mortgage-Backed Obligations	10.3
U.S. Treasury Obligations	5.0
Mortgage-Backed Securities	3.9
Short-Term Investment	2.3
Corporate Obligation	0.8
Other Investment	–

Total Investments	100.0%

† Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Principal Amount	Description	Value
Asset-Backed Securities — 59.1%
	522 Funding CLO, Series 2021-6A, Class A1R
$2,265,000	6.824%, TSFR3M + 1.412%, 10/23/34 (A)(B)	$2,240,067
	AASET, Series 2018-2A, Class A
745,748	4.454%, 11/18/38 (B)	648,453
	AASET Trust, Series 2020-1A, Class B
2,669,292	4.335%, 01/16/40 (B)	1,375,275
	Accelerated Assets, Series 2018-1, Class B
317,399	4.510%, 12/02/33 (B)	307,067
	ACHV ABS TRUST, Series 2023-1PL, Class D
700,000	8.470%, 03/18/30 (B)	705,026
	Affirm Asset Securitization Trust, Series 2023-A, Class D
1,570,000	9.090%, 01/18/28 (B)	1,571,226
	AGL CLO, Series 2020-3A, Class D
2,100,000	8.956%, TSFR3M + 3.562%, 01/15/33 (A)(B)	2,015,773
	AGL CLO, Series 2021-1A, Class DR
1,000,000	8.727%, TSFR3M + 3.312%, 10/20/34 (A)(B)	957,952
	AGL CLO, Series 2021-7A, Class ER
2,345,000	12.006%, TSFR3M + 6.612%, 07/15/34 (A)(B)	2,169,298
	AIM Aviation Finance, Series 2015-1A, Class B1
8,883,378	7.072%, 02/15/40 (B)(C)	1,843,656
	AIMCO CLO Series, Series 2021-AA, Class DR
665,000	8.827%, TSFR3M + 3.412%, 04/20/34 (A)(B)	635,205
	Allegro CLO VI, Series 2018-2A, Class D
250,000	8.414%, TSFR3M + 3.012%, 01/17/31 (A)(B)	234,421
	American Homes 4 Rent Trust, Series 2015-SFR1, Class F
3,966,000	5.885%, 04/17/52 (B)	3,906,038
	Avis Budget Rental Car Funding AESOP, Series 2021-1A, Class D
5,000,000	3.710%, 08/20/27 (B)	4,333,656
	Avis Budget Rental Car Funding AESOP, Series 2022-3A, Class A
2,815,000	4.620%, 02/20/27 (B)	2,719,092

The accompanying notes are an integral part of the financial statements.

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Portfolio of Investments — as of October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Asset-Backed Securities — 59.1% (continued)
	Bain Capital Credit CLO, Series 2021-2A, Class AR
$2,220,000	6.764%, TSFR3M + 1.362%, 10/17/32 (A)(B)	$2,205,759
	Ballyrock CLO, Series 2018-1A, Class C
250,000	8.827%, TSFR3M + 3.412%, 04/20/31 (A)(B)	242,823
	Battalion CLO XVI, Series 2021-16A, Class ER
830,000	12.277%, TSFR3M + 6.862%, 12/19/32 (A)(B)	736,082
	BHG Securitization Trust, Series 2022-C, Class E
1,890,000	9.730%, 10/17/35 (B)	1,719,495
	BHG Securitization Trust, Series 2023-B, Class E
2,500,000	12.400%, 12/17/36 (B)	2,452,180
	Blackbird Capital Aircraft Lease Securitization, Series 2016-1A, Class A
2,484,131	4.213%, 12/16/41 (B)(C)	2,287,214
	Business Jet Securities, Series 2021-1A, Class C
484,041	5.067%, 04/15/36 (B)	450,571
	CAL Funding IV, Series 2020-1A, Class B
760,054	3.500%, 09/25/45 (B)	660,894
	CarVal CLO IV, Series 2021-1A, Class A1A
1,850,000	6.857%, TSFR3M + 1.442%, 07/20/34 (A)(B)	1,832,040
	Carvana Auto Receivables Trust, Series 2022-P1, Class A3
3,230,000	3.350%, 02/10/27	3,140,572
	Carvana Auto Receivables Trust, Series 2022-P2, Class B
2,382,000	5.080%, 04/10/28	2,276,646
	Castlelake Aircraft Securitization Trust, Series 2018-1, Class B
592,540	5.300%, 06/15/43 (B)	440,736
	CIFC Funding, Series 2017-5A, Class C
500,000	8.514%, TSFR3M + 3.112%, 11/16/30 (A)(B)	487,565
	CIFC Funding, Series 2018-1A, Class D
365,000	8.307%, TSFR3M + 2.912%, 04/18/31 (A)(B)	348,353
	CIG Auto Receivables Trust, Series 2021-1A, Class D
3,745,000	2.110%, 04/12/27 (B)	3,506,531
	CIG Auto Receivables Trust, Series 2021-1A, Class E
2,550,000	4.450%, 05/12/28 (B)	2,375,970
	CLI Funding VI, Series 2020-3A, Class B
689,500	3.300%, 10/18/45 (B)	596,878
	Clover CLO, Series 2021-2A, Class E
2,500,000	12.177%, TSFR3M + 6.762%, 07/20/34 (A)(B)	2,379,430
	Clover CLO, Series 2021-1A, Class ER
1,000,000	12.277%, TSFR3M + 6.862%, 04/20/32 (A)(B)	939,651
	College Ave Student Loans, Series 2023-A, Class E
1,000,000	8.490%, 05/25/55 (B)	947,897
	CoreVest American Finance Trust, Series 2019-1, Class E
575,000	5.567%, 03/15/52 (A)(B)	515,517
	CoreVest American Finance Trust, Series 2020-2, Class D
1,211,000	4.575%, 05/15/52 (A)(B)	1,059,851

The accompanying notes are an integral part of the financial statements.

8 |

Portfolio of Investments — as of October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Asset-Backed Securities — 59.1% (continued)
	Credit Acceptance Auto Loan Trust, Series 2023-1A, Class C
$495,000	7.710%, 07/15/33 (B)	$492,014
	DC Commercial Mortgage Trust, Series DC, Class C
1,510,000	7.141%, 09/12/40 (A)(B)	1,484,681
	Dryden Senior Loan Fund, Series 2018-45A, Class ER
575,000	11.506%, TSFR3M + 6.112%, 10/15/30 (A)(B)	466,910
	Elmwood CLO VIII, Series 2021-1A, Class D1
715,000	8.677%, TSFR3M + 3.262%, 01/20/34 (A)(B)	693,224
	Elmwood CLO XI, Series 2021-4A, Class E
1,250,000	11.677%, TSFR3M + 6.262%, 10/20/34 (A)(B)	1,194,422
	EWC Master Issuer, Series 2022-1A, Class A2
553,000	5.500%, 03/15/52 (B)	505,810
	Falcon Aerospace, Series 2017-1, Class A
323,521	4.581%, 02/15/42 (B)	302,415
	First Investors Auto Owner Trust, Series 2019-2A, Class E
2,620,000	3.880%, 01/15/26 (B)	2,610,183
	First Investors Auto Owner Trust, Series 2021-1A, Class E
660,000	3.350%, 04/15/27 (B)	618,166
	First Investors Auto Owner Trust, Series 2022-2A, Class D
750,000	8.710%, 10/16/28 (B)	775,676
	FirstKey Homes Trust, Series 2020-SFR2, Class F1
2,450,000	3.017%, 10/19/37 (B)	2,237,020
	FirstKey Homes Trust, Series 2020-SFR1, Class F2
2,305,000	4.284%, 08/17/37 (B)	2,155,889
	Foursight Capital Automobile Receivables Trust, Series 2022-2, Class D
2,745,000	7.090%, 10/15/29 (B)	2,706,609
	Foursight Capital Automobile Receivables Trust, Series 2023-2, Class E
1,000,000	10.980%, 07/15/30 (B)	980,847
	Frontier Issuer, Series 2023-1, Class A2
2,295,000	6.600%, 08/20/53 (B)	2,177,326
	GAIA Aviation, Series 2019-1, Class C
2,318,376	7.000%, 12/15/44 (B)(C)	1,182,407
	Galaxy XXVI CLO, Series 2018-26A, Class E
400,000	11.495%, TSFR3M + 6.112%, 11/22/31 (A)(B)	364,685
	GLS Auto Receivables Issuer Trust, Series 2021-4A, Class E
2,550,000	4.430%, 10/16/28 (B)	2,316,196
	GLS Auto Receivables Issuer Trust, Series 2023-2A, Class E
1,000,000	9.370%, 01/15/30 (B)	973,548
	GLS Auto Select Receivables Trust, Series 2023-2A, Class D
1,335,000	8.220%, 02/18/31 (B)	1,323,479
	Goldentree Loan Management US CLO, Series 2017-2A, Class D
250,000	8.327%, TSFR3M + 2.912%, 11/28/30 (A)(B)	244,692
	GS Mortgage Securities II, Series SHIP, Class B
3,100,000	4.936%, 09/10/38 (A)(B)	2,953,688

The accompanying notes are an integral part of the financial statements.

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Portfolio of Investments — as of October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Asset-Backed Securities — 59.1% (continued)
	Harbour Aircraft Investments, Series 2017-1, Class A
$9,313,030	4.000%, 11/15/37	$8,187,494
	Hertz Vehicle Financing III, Series 2022-1A, Class D
1,040,000	4.850%, 06/25/26 (B)	975,329
	Hertz Vehicle Financing III, Series 2023-1A, Class 1D
1,695,000	9.130%, 06/25/27 (B)	1,679,293
	Hertz Vehicle Financing III, Series 2023-3A, Class D
825,000	9.430%, 02/25/28 (B)	813,682
	Hertz Vehicle Financing III, Series 2023-2A, Class D
1,390,000	9.400%, 09/25/29 (B)	1,376,909
	Hilton Grand Vacations Trust, Series 2018-AA, Class C
97,138	4.000%, 02/25/32 (B)	93,064
	Hilton Grand Vacations Trust, Series 2022-2A, Class C
534,900	5.570%, 01/25/37 (B)	512,030
	Home Partners of America Trust, Series 2021-2, Class F
2,454,758	3.799%, 12/17/26 (B)	2,074,944
	Horizon Aircraft Finance I, Series 2018-1, Class A
972,042	4.458%, 12/15/38 (B)	826,236
	JPMorgan Chase Bank, Series 2021-1, Class F
1,000,000	4.280%, 09/25/28 (B)	952,270
	JPMorgan Chase Bank, Series 2021-2, Class F
1,200,000	4.393%, 12/26/28 (B)	1,125,045
	Kestrel Aircraft Funding, Series 2018-1A, Class A
1,560,108	4.250%, 12/15/38 (B)	1,348,776
	KKR CLO, Series 2018-23, Class F
840,000	13.527%, TSFR3M + 8.112%, 10/20/31 (A)(B)	689,994
	KKR CLO, Series 2019-24, Class E
860,000	12.057%, TSFR3M + 6.642%, 04/20/32 (A)(B)	789,434
	Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class B
1,333,747	3.432%, 10/15/46 (B)	1,080,362
	Madison Park Funding XLVI, Series 2021-46A, Class ER
2,140,000	11.906%, TSFR3M + 6.512%, 10/15/34 (A)(B)	2,012,308
	Magnetite XXIX, Series 2021-29A, Class E
850,000	11.406%, TSFR3M + 6.012%, 01/15/34 (A)(B)	819,016
	MAPS, Series 2018-1A, Class B
852,483	5.193%, 05/15/43 (B)	600,677
	MAPS, Series 2021-1A, Class C
850,311	5.437%, 06/15/46 (B)	552,039
	Mariner Finance Issuance Trust, Series 2023-AA, Class E
1,940,000	11.120%, 10/22/35 (B)	1,901,570
	Marlette Funding Trust, Series 2023-4A, Class B
975,000	8.150%, 12/15/33 (B)	956,067
	Merchants Fleet Funding, Series 2023-1A, Class D
730,000	8.200%, 05/20/36 (B)	719,074

The accompanying notes are an integral part of the financial statements.

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Portfolio of Investments — as of October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Asset-Backed Securities — 59.1% (continued)
	Mercury Financial Credit Card Master Trust, Series 2022-1A, Class C
$2,500,000	5.200%, 09/21/26 (B)	$2,334,804
	Mercury Financial Credit Card Master Trust, Series 2023-1A, Class B
1,160,000	9.590%, 09/20/27 (B)	1,158,808
	Mission Lane Credit Card Master Trust, Series 2023-A, Class A
590,000	7.230%, 07/17/28 (B)	584,092
	Mission Lane Credit Card Master Trust, Series 2023-B, Class A
1,155,000	7.690%, 11/15/28 (B)	1,154,056
	MVW, Series 2022-1A, Class A
1,880,187	4.150%, 11/21/39 (B)	1,786,097
	Oaktree CLO, Series 2019-4A, Class E
265,000	12.907%, TSFR3M + 7.492%, 10/20/32 (A)(B)	244,765
	OCP CLO, Series 2018-15A, Class D
645,000	11.527%, TSFR3M + 6.112%, 07/20/31 (A)(B)	597,292
	OCP CLO, Series 2021-17A, Class ER
1,000,000	12.177%, TSFR3M + 6.762%, 07/20/32 (A)(B)	915,789
	Octagon Investment Partners, Series 2018-3A, Class E
280,000	11.427%, TSFR3M + 6.012%, 10/20/30 (A)(B)	246,417
	OHA Credit Funding, Series 2021-2A, Class AR
2,300,000	6.824%, US0003M + 1.150%, 04/21/34 (A)(B)	2,288,442
	OHA Credit Funding, Series 2021-8A, Class D
1,880,000	8.507%, TSFR3M + 3.112%, 01/18/34 (A)(B)	1,809,724
	OHA Credit Funding, Series 2021-2A, Class ER
445,000	12.034%, US0003M + 6.360%, 04/21/34 (A)(B)	441,303
	OHA Credit Funding, Series 2021-3A, Class ER
2,415,000	11.927%, TSFR3M + 6.512%, 07/02/35 (A)(B)	2,291,866
	OHA Credit Funding, Series 2021-4A, Class ER
2,355,000	12.074%, TSFR3M + 6.662%, 10/22/36 (A)(B)	2,335,741
	OneMain Financial Issuance Trust, Series 2018-2A, Class A
168,979	3.570%, 03/14/33 (B)	167,115
	Orange Lake Timeshare Trust, Series 2019-A, Class D
607,888	4.930%, 04/09/38 (B)	571,193
	Palmer Square CLO, Series 2021-1A, Class CR
1,000,000	8.681%, TSFR3M + 3.312%, 11/14/34 (A)(B)	963,373
	Palmer Square CLO, Series 2021-4A, Class E
1,875,000	11.706%, TSFR3M + 6.312%, 10/15/34 (A)(B)	1,739,167
	Palmer Square Loan Funding, Series 2021-1A, Class D
750,000	11.677%, TSFR3M + 6.262%, 04/20/29 (A)(B)	727,466
	Pikes Peak CLO, Series 2018-1A, Class D
510,000	8.810%, TSFR3M + 3.412%, 07/24/31 (A)(B)	483,520
	Pikes Peak CLO, Series 2021-4A, Class ER
1,990,000	12.266%, TSFR3M + 6.872%, 07/15/34 (A)(B)	1,782,845
	Planet Fitness Master Issuer, Series 2022-1A, Class A2I
2,639,800	3.251%, 12/05/51 (B)	2,351,877

The accompanying notes are an integral part of the financial statements.

|11

Portfolio of Investments — as of October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Asset-Backed Securities — 59.1% (continued)
	Prestige Auto Receivables Trust, Series 2019-1A, Class E
$1,415,000	3.900%, 05/15/26 (B)	$1,406,380
	Prestige Auto Receivables Trust, Series 2020-1A, Class E
2,740,000	3.670%, 02/15/28 (B)	2,657,614
	Prestige Auto Receivables Trust, Series 2023-1A, Class E
2,500,000	9.880%, 05/15/30 (B)	2,419,153
	Progress Residential Trust, Series 2020-SFR3, Class F
645,000	2.796%, 10/17/27 (B)	586,626
	Progress Residential Trust, Series 2021-SFR2, Class F
2,450,000	3.395%, 04/19/38 (B)	2,137,993
	Progress Residential Trust, Series 2021-SFR3, Class F
905,000	3.436%, 05/17/26 (B)	787,405
	Progress Residential Trust, Series 2021-SFR1, Class F
360,000	2.757%, 04/17/38 (B)	313,065
	Rockford Tower CLO, Series 2017-3A, Class D
250,000	8.327%, TSFR3M + 2.912%, 10/20/30 (A)(B)	235,319
	Rockland Park CLO, Series 2021-1A, Class E
2,450,000	11.927%, TSFR3M + 6.512%, 04/20/34 (A)(B)	2,330,016
	Santander Bank, Series 2021-1A, Class E
700,000	6.171%, 12/15/31 (B)	629,893
	Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class E
301,235	11.366%, 12/15/32 (B)	303,138
	SCF Equipment Leasing, Series 2021-1A, Class E
755,000	3.560%, 08/20/32 (B)	691,472
	SCF Equipment Leasing, Series 2022-2A, Class D
1,510,000	6.500%, 10/20/32 (B)	1,400,184
	SCF Equipment Leasing, Series 2022-2A, Class E
3,750,000	6.500%, 06/20/35 (B)	3,152,996
	Shenton Aircraft Investment I, Series 2015-1A, Class A
672,091	4.750%, 10/15/42 (B)	566,143
	Sierra Timeshare Receivables Funding, Series 2020-2A, Class D
211,468	6.590%, 07/20/37 (B)	202,624
	Sierra Timeshare Receivables Funding, Series 2021-1A, Class D
382,311	3.170%, 11/20/37 (B)	353,188
	Sierra Timeshare Receivables Funding, Series 2023-1A, Class D
902,782	9.800%, 01/20/40 (B)	908,382
	Stellar Jay Ireland DAC, Series 2021-1, Class A
296,189	3.967%, 10/15/41 (B)	251,761
	Sunnova Helios X Issuer, Series 2022-C, Class C
2,851,737	6.000%, 11/22/49 (B)	2,390,520
	Sunnova Helios XII Issuer, Series 2023-B, Class C
982,679	6.000%, 08/22/50 (A)(B)	858,914
	Textainer Marine Containers VII, Series 2021-1A, Class B
548,410	2.520%, 02/20/46 (B)	455,415

The accompanying notes are an integral part of the financial statements.

12|

Portfolio of Investments — as of October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Asset-Backed Securities — 59.1% (continued)
	Thayer Park CLO, Series 2021-1A, Class DR
$650,000	11.927%, TSFR3M + 6.512%, 04/20/34 (A)(B)	$592,047
	Thunderbolt Aircraft Lease, Series 2017-A, Class C
1,705,052	4.500%, 05/17/32 (B)	462,625
	Trestles CLO II, Series 2018-2A, Class D
415,000	11.390%, TSFR3M + 6.012%, 07/25/31 (A)(B)	371,479
	Tricon American Homes Trust, Series 2020-SFR1, Class F
160,000	4.882%, 07/17/38 (B)	149,020
	VOLT XCIV, Series 2021-NPL3, Class A2
1,630,000	4.949%, 02/27/51 (B)(C)	1,231,804
	VOLT XCVI, Series 2021-NPL5, Class A2
640,000	4.826%, 03/27/51 (B)(C)	497,049
	VStrong Auto Receivables Trust, Series 2023-A, Class C
2,845,000	8.040%, 02/15/30 (B)	2,835,855
	WAVE Trust, Series 2017-1A, Class A
1,512,336	3.844%, 11/15/42 (B)	1,228,773
	Welk Resorts, Series 2019-AA, Class D
184,536	4.030%, 06/15/38 (B)	172,798
	Willis Engine Structured Trust IV, Series 2018-A, Class A
2,022,866	4.750%, 09/15/43 (B)(C)	1,724,554
	Willis Engine Structured Trust IV, Series 2018-A, Class B
2,648,920	5.438%, 09/15/43 (B)(C)	2,168,936
	Willis Engine Structured Trust V, Series 2020-A, Class A
1,004,701	3.228%, 03/15/45 (B)	835,248
	Willis Engine Structured Trust V, Series 2020-A, Class C
1,399,309	6.657%, 03/15/45 (B)	974,339
	Willis Engine Structured Trust VI, Series 2021-A, Class A
1,352,441	3.104%, 05/15/46 (B)	1,088,850
	Willis Engine Structured Trust VII, Series 2023-A, Class A
2,230,000	8.000%, 10/15/48 (B)	2,210,612

	Total Asset-Backed Securities (Cost $191,622,774)	184,668,302

Commercial Mortgage-Backed Obligations — 20.4%
	BANK, Series BN34, Class A5
1,000,000	2.438%, 06/15/63	744,249
	BBCMS Mortgage Trust, Series BID, Class A
2,885,000	7.590%, TSFR1M + 2.254%, 10/15/37 (A)(B)	2,798,117
	BB-UBS Trust, Series 2012-TFT, Class C
2,000,000	3.678%, 06/05/30 (A)(B)	1,323,842
	Benchmark Mortgage Trust, Series B31, Class A5
1,000,000	2.669%, 12/15/54	765,952
	BPR Trust, Series 2021-NRD, Class F
2,545,000	12.205%, TSFR1M + 6.870%, 12/15/38 (A)(B)	2,286,624

The accompanying notes are an integral part of the financial statements.

|13

Portfolio of Investments — as of October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Commercial Mortgage-Backed Obligations — 20.4% (continued)
	BPR Trust, Series 2022-SSP, Class A
$2,920,000	8.335%, TSFR1M + 3.000%, 05/15/39 (A)(B)	$2,892,650
	BPR Trust, Series 2022-SSP, Class D
2,170,000	11.966%, TSFR1M + 6.631%, 05/15/39 (A)(B)	2,118,748
	BPR Trust, Series STAR, Class A
1,530,000	8.567%, TSFR1M + 3.232%, 08/15/24 (A)(B)	1,519,866
	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL1
944,376	8.949%, TSFR1M + 3.614%, 11/15/31 (A)(B)	412,991
	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL2
2,299,555	9.949%, TSFR1M + 4.614%, 11/15/31 (A)(B)	847,630
	Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class D
4,790,000	4.940%, 05/10/47 (A)(B)	2,960,097
	COMM Mortgage Trust, Series 2012-LC4, Class C
17,000	5.299%, 12/10/44 (A)	13,757
	COMM Mortgage Trust, Series 2012-LC4, Class D
1,605,000	5.299%, 12/10/44 (A)(B)	959,247
	COMM Mortgage Trust, Series 2012-CCRE3, Class D
1,005,000	4.295%, 10/15/45 (A)(B)	598,980
	COMM Mortgage Trust, Series 2012-CR2, Class E
449,282	4.584%, 08/15/45 (A)(B)	405,701
	COMM Mortgage Trust, Series 2014-UBS4, Class AM
762,000	3.968%, 08/10/47	696,935
	COMM Mortgage Trust, Series 2014-CR21, Class AM
330,000	3.987%, 12/10/47	312,088
	CSMC OA, Series 2014-USA, Class C
895,000	4.336%, 09/15/37 (B)	654,048
	CSMC OA, Series 2014-USA, Class E
5,475,000	4.373%, 09/15/37 (B)	2,655,921
	Extended Stay America Trust, Series 2021-ESH, Class F
2,813,629	9.149%, TSFR1M + 3.814%, 07/15/38 (A)(B)	2,728,998
	GS Mortgage Securities Trust, Series 2011-GC5, Class C
100,000	5.153%, 08/10/44 (A)(B)	69,751
	GS Mortgage Securities Trust, Series 2011-GC5, Class D
4,972,728	5.153%, 08/10/44 (A)(B)	1,465,074
	GS Mortgage Securities Trust, Series 2013-GC13, Class C
610,000	3.828%, 07/10/46 (A)(B)	419,966
	GS Mortgage Securities Trust, Series 2014-GC20, Class C
2,625,000	5.001%, 04/10/47 (A)	2,367,151
	GS Mortgage Securities Trust, Series BWTR, Class A
3,895,000	2.954%, 11/05/34 (B)	2,875,294
	GS Mortgage Securities Trust, Series PEMB, Class A
615,000	3.668%, 03/05/33 (A)(B)	539,857
	GS Mortgage Securities Trust, Series GC22, Class D
3,000,000	4.685%, 06/10/47 (A)(B)	1,216,735

The accompanying notes are an integral part of the financial statements.

14|

Portfolio of Investments — as of October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Commercial Mortgage-Backed Obligations — 20.4% (continued)
	Hudsons Bay Simon JV Trust, Series 2015-HB10, Class A10
$3,375,000	4.155%, 08/05/34 (B)	$2,897,401
	JPMBB Commercial Mortgage Securities Trust, Series C24, Class AS
230,000	3.914%, 11/15/47 (A)	219,279
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class C
945,000	3.958%, 04/15/46 (A)	641,182
	JPMorgan Chase Commercial Mortgage Securities Trust, Series C3, Class C
2,490,000	5.360%, 02/15/46 (A)(B)	2,091,223
	Med Trust, Series MDLN, Class A
527,469	6.399%, TSFR1M + 1.064%, 11/15/38 (A)(B)	511,937
	Med Trust, Series MDLN, Class C
2,980,695	7.249%, TSFR1M + 1.914%, 11/15/38 (A)(B)	2,883,594
	Med Trust, Series MDLN, Class D
895,701	7.449%, TSFR1M + 2.114%, 11/15/38 (A)(B)	858,885
	Morgan Stanley Bank of America Merrill Lynch Trust, Series C31, Class A5
305,000	3.102%, 11/15/49	274,714
	Morgan Stanley Bank of America Merrill Lynch Trust, Series C11, Class B
3,330,000	4.084%, 08/15/46 (A)	1,698,300
	Morgan Stanley Capital I Trust, Series 2011-C2, Class E
2,930,000	5.211%, 06/15/44 (A)(B)	2,055,250
	Morgan Stanley Capital I Trust, Series 2013-ALTM, Class E
2,500,000	3.828%, 02/05/35 (A)(B)	2,023,462
	Morgan Stanley Capital I Trust, Series C4, Class D
502,369	5.164%, 03/15/45 (A)(B)	449,621
	MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class C
830,000	4.281%, 10/15/30 (A)(B)	484,472
	MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class D
400,000	4.281%, 10/15/30 (A)(B)	151,733
	RBS Commercial Funding Trust, Series 2013-SMV, Class F
2,000,000	3.584%, 03/11/31 (A)(B)	1,370,913
	Starwood Retail Property Trust, Series 2014-STAR, Class A
342,670	8.500%, PRIME + 0.000%, 11/15/27 (A)(B)	245,009
	Starwood Retail Property Trust, Series 2014-STAR, Class E
3,185,000	8.500%, PRIME + 0.000%, 11/15/27 (A)(B)(D)	159,250
	Starwood Retail Property Trust, Series 2014-STAR, Class F
3,040,405	8.500%, PRIME + 0.000%, 11/15/27 (A)(B)(D)	30,404
	UBS Commercial Mortgage Trust, Series 2018-C14, Class C
1,885,000	5.207%, 12/15/51 (A)	1,378,890
	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class C
1,485,000	4.458%, 08/15/50	554,643
	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class C
2,902,000	5.060%, 06/15/49 (A)	2,247,718

The accompanying notes are an integral part of the financial statements.

|15

Portfolio of Investments — as of October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Commercial Mortgage-Backed Obligations — 20.4% (continued)
	Wells Fargo Commercial Mortgage Trust, Series C36, Class C
$500,000	4.119%, 11/15/59 (A)	$340,544
	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D
854,828	5.855%, 03/15/44 (A)(B)	245,594
	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class D
722,000	4.979%, 06/15/44 (A)(B)	590,672
	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class E
1,680,000	4.979%, 06/15/44 (A)(B)	1,153,722
	WFRBS Commercial Mortgage Trust, Series C10, Class C
2,130,000	4.329%, 12/15/45 (A)	1,456,052

	Total Commercial Mortgage-Backed Obligations (Cost $84,693,518)	63,664,733

Residential Mortgage-Backed Obligations — 10.6%
	Alternative Loan Trust, Series 2004-J3, Class 1A1
249,818	5.500%, 04/25/34	233,679
	Alternative Loan Trust, Series 2004-J10, Class 2CB1
382,047	6.000%, 09/25/34	364,314
	Alternative Loan Trust, Series 2004-28CB, Class 5A1
117,341	5.750%, 01/25/35	108,603
	Alternative Loan Trust, Series 2004-14T2, Class A11
173,719	5.500%, 08/25/34	158,163
	Alternative Loan Trust, Series 2005-J1, Class 2A1
819	5.500%, 02/25/25	804
	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1
298,993	5.500%, 10/25/33	280,034
	Banc of America Funding Trust, Series 2005-7, Class 3A1
302,307	5.750%, 11/25/35	284,303
	Banc of America Funding Trust, Series 2007-4, Class 5A1
64,573	5.500%, 11/25/34	53,042
	CHL Mortgage Pass-Through Trust, Series 2004-12, Class 8A1
215,837	5.624%, 08/25/34 (A)	195,882
	CIM TRUST, Series 2022-R2, Class A1
908,743	3.750%, 12/25/61 (A)(B)	805,264
	Citigroup Mortgage Loan Trust, Series 2005-3, Class 2A3
470,862	5.091%, 08/25/35 (A)	359,668
	Citigroup Mortgage Loan Trust, Series 2009-10, Class 6A2
141,072	5.890%, 09/25/34 (A)(B)	120,005
	Citigroup Mortgage Loan Trust, Series 2010-9, Class 2A2
244,486	7.860%, T1Y + 2.400%, 11/25/35 (A)(B)	225,423
	Citigroup Mortgage Loan Trust, Series 2019-RP1, Class M3
1,005,000	4.000%, 01/25/66 (A)(B)	775,947
	Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B1
730,000	8.421%, SOFR30A + 3.100%, 10/25/41 (A)(B)	727,727

The accompanying notes are an integral part of the financial statements.

16|

Portfolio of Investments — as of October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Residential Mortgage-Backed Obligations — 10.6% (continued)
	Deutsche Mortgage Securities Mortgage Loan Trust, Series 2004-1, Class 3A5
$1,001,464	6.160%, 12/25/33 (C)	$924,588
	Deutsche Mortgage Securities Mortgage Loan Trust, Series 2004-4, Class 7AR1
130,691	5.789%, TSFR1M + 0.464%, 06/25/34 (A)	112,262
	FHLMC STACR REMIC Trust, Series 2020-DNA6, Class B1
2,000,000	8.321%, SOFR30A + 3.000%, 12/25/50 (A)(B)	2,007,478
	FHLMC STACR REMIC Trust, Series 2020-DNA3, Class B1
693,848	10.535%, SOFR30A + 5.214%, 06/25/50 (A)(B)	752,327
	FHLMC STACR REMIC Trust, Series 2020-DNA4, Class B1
1,281,758	11.435%, SOFR30A + 6.114%, 08/25/50 (A)(B)	1,424,384
	FHLMC STACR REMIC Trust, Series 2021-DNA3, Class B1
2,000,000	8.821%, SOFR30A + 3.500%, 10/25/33 (A)(B)	2,041,242
	FHLMC STACR REMIC Trust, Series 2022-DNA7, Class M1B
1,845,000	10.321%, SOFR30A + 5.000%, 03/25/52 (A)(B)	1,989,722
	GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1
24,123	5.375%, 07/25/35 (A)	22,612
	IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 4A
655,298	5.050%, 10/25/34 (A)	600,144
	IndyMac Index Mortgage Loan Trust, Series 2005-AR11, Class A3
925,332	3.648%, 08/25/35 (A)	664,231
	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1
852,343	6.000%, 09/25/34	794,898
	Lehman Mortgage Trust, Series 2007-9, Class 1A1
69,360	6.000%, 10/25/37	62,603
	Lehman XS Trust, Series 2006-2N, Class 1A1
457,669	5.959%, TSFR1M + 0.634%, 02/25/46 (A)	386,009
	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1
704,487	3.922%, 03/25/35 (A)	615,035
	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 1A1
357,454	4.650%, 04/25/36 (A)	327,185
	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1
219,870	5.250%, 11/25/33	204,513
	MASTR Alternative Loan Trust, Series 2004-2, Class 8A4
1,905,108	5.500%, 03/25/34	1,615,733
	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1
184,411	5.500%, 06/25/34	175,427
	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1
257,107	6.000%, 06/25/34	246,801
	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1
578,307	6.000%, 09/25/34	536,305
	Mill City Mortgage Loan Trust, Series 2021-NMR1, Class M3
730,000	2.500%, 11/25/60 (A)(B)	517,254
	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5
112,052	5.500%, 11/25/35	96,310

The accompanying notes are an integral part of the financial statements.

|17

Portfolio of Investments — as of October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Residential Mortgage-Backed Obligations — 10.6% (continued)
	PRPM, Series 2020-4, Class A2
$1,295,582	5.193%, 10/25/25 (B)(C)	$1,173,500
	PRPM, Series 2021-1, Class A2
1,055,000	3.720%, 01/25/26 (A)(B)	932,243
	PRPM, Series 2021-2, Class A2
980,000	3.770%, 03/25/26 (A)(B)	888,510
	PRPM, Series 2021-4, Class A2
555,000	3.474%, 04/25/26 (B)(C)	461,074
	PRPM, Series 2022-5, Class A1
2,764,061	6.900%, 09/27/27 (B)(C)	2,737,296
	RFMSI Series Trust, Series 2005-SA1, Class 1A1
1,626,281	4.476%, 03/25/35 (A)	891,565
	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1
2,811,157	5.749%, TSFR1M + 0.424%, 07/25/35 (A)	1,666,940
	Towd Point Mortgage Trust, Series 2018-4, Class A2
1,100,000	3.000%, 06/25/58 (A)(B)	823,057
	Towd Point Mortgage Trust, Series 2018-5, Class M1
505,000	3.250%, 07/25/58 (A)(B)	361,186
	Towd Point Mortgage Trust, Series 2019-2, Class M1
890,000	3.750%, 12/25/58 (A)(B)	671,267
	Towd Point Mortgage Trust, Series 2020-4, Class M1
2,300,000	2.875%, 10/25/60 (B)	1,571,540

	Total Residential Mortgage-Backed Obligations (Cost $36,998,543)	32,988,099

U.S. Treasury Obligations — 5.1%
	U.S. Treasury Bills
14,800,000	7.273%, 03/21/24 (E)	14,491,400
1,610,000	5.469%, 04/25/24 (E)	1,568,026

	Total U.S. Treasury Obligations (Cost $16,060,974)	16,059,426

Mortgage-Backed Securities — 4.0%
	FHLMC
6,920,000	4.450%, 12/01/32	6,186,546
7,040,000	4.290%, 07/01/33	6,187,901

	Total Mortgage-Backed Securities (Cost $12,526,536)	12,374,447

Corporate Obligation — 0.8%
	PG&E Wildfire Recovery Funding
3,000,000	4.263%, 06/01/36	2,617,239

	Total Corporate Obligation (Cost $2,999,906)	2,617,239

The accompanying notes are an integral part of the financial statements.

18|

Portfolio of Investments — as of October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Other Investment — 0.0%
	ECAF I BLOCKER Ltd.
$900	0.000%, 03/15/40 (D)(F)	$—

	Total Other Investment (Cost $9,000,000)	—

Shares
Short-Term Investment — 2.4%
	First American Treasury Obligation Fund
7,401,297	5.260% (E)	7,401,297

	Total Short-Term Investment (Cost $7,401,297)	7,401,297

	Total Investments — 102.4% (Cost $361,303,548)	319,773,543
	Other Assets and Liabilities, net — (2.4)%	(7,512,560)

	Net Assets — 100.0%	$312,260,983

(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of these securities at October 31, 2023, was $242,023,315, representing 77.5% of Net Assets of the Portfolio. All securities are considered liquid unless otherwise noted.

(C)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.

(D)	Level 3 security in accordance with fair value hierarchy.

(E)	Interest rate represents the security’s effective yield at the time of purchase.

(F)	No interest rate available.

ABS — Asset-Backed Security

CLO — Collateralized Loan Obligation

FHLMC — Federal Home Loan Mortgage Corporation

Ltd. — Limited

REMIC — Real Estate Mortgage Investment Conduit

SOFR30A — Structured Agency Credit Risk

TSFR1M — 1 Month CME Term Secured

TSFR3M — 3 Month CME Term Secured

US0003M — ICE LIBOR USD 3 Month

The accompanying notes are an integral part of the financial statements.

|19

Portfolio of Investments — as of October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2023, at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Asset-Backed Securities	$—	$184,668,302	$—	$184,668,302
Commercial Mortgage-Backed Obligations	—	63,475,079	189,654	63,664,733
Residential Mortgage-Backed Obligations	—	32,988,099	—	32,988,099
U.S. Treasury Obligations	—	16,059,426	—	16,059,426
Mortgage-Backed Securities	—	12,374,447	—	12,374,447
Corporate Obligation	—	2,617,239	—	2,617,239
Other Investment	—	—	—	—
Short-Term Investment	7,401,297	—	—	7,401,297

Total Investments in Securities	$7,401,297	$312,182,592	$189,654	$319,773,543

(1) A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

For the year ended October 31, 2023, there have been no significant changes to the Fund’s fair value methodologies.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

20|

Statement of Assets and Liabilities

October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

ASSETS

Investments at cost	$361,303,548

Investments at value	$319,773,543

Receivable for securities sold	6,465,774

Interest receivable	1,114,165

Receivable from Investment Adviser	35,984

Prepaid expenses	7,076

TOTAL ASSETS	327,396,542

LIABILITIES

Payable for securities purchased	14,978,716

Administration fees payable	31,864

Trustees’ fees payable	6,140

Chief Compliance Officer fees payable	1,321

Other accounts payable and accrued expenses	117,518

TOTAL LIABILITIES	15,135,559

NET ASSETS	$312,260,983

NET ASSETS CONSIST OF:

Paid-in capital	$353,987,745

Total accumulated loss	(41,726,762)

NET ASSETS	$312,260,983

Institutional Class:

Net assets	$312,260,983

Outstanding shares of beneficial interest (unlimited authorization - no par value)	33,326,638

Net asset value, offering and redemption price per share	$9.37

The accompanying notes are an integral part of the financial statements.

|21

Statement of Operations

For the year ended October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

INVESTMENT INCOME

Interest	$20,840,421

Total Income	20,840,421

Expenses

Administration fees	359,406

Trustees’ fees	25,299

Chief Compliance Officer fees	3,675

Pricing fees	111,954

Audit fees	86,510

Transfer agent fees	63,749

Legal fees	63,116

Registration fees	25,043

Custodian fees	21,316

Shareholder reporting fees	14,990

Other expenses	23,524

Total expenses	798,582

Less:

Reimbursement of expenses (Refer to Note 5)	(199,676)

Net Expenses	598,906

Net investment income	20,241,515

NET REALIZED AND UNREALIZED GAIN/LOSS

Net realized loss on investments	(3,167,929)

Net change in unrealized appreciation on investments	5,011,918

Net realized and unrealized gain	1,843,989

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,085,504

The accompanying notes are an integral part of the financial statements.

22|

Statements of Changes in Net Assets

Loomis Sayles Full Discretion Institutional Securitized Fund

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022

FROM OPERATIONS:

Net investment income	$20,241,515	$12,533,348

Net realized loss	(3,167,929)	(299,931)

Net change in unrealized appreciation/(depreciation)	5,011,918	(30,211,145)

Net increase/(decrease) in net assets resulting from operations	22,085,504	(17,977,728)

DISTRIBUTIONS:	(20,648,582)	(15,868,912)

CAPITAL SHARE TRANSACTIONS:(1)

Issued	12,930,000	103,974,003

Reinvestment of distributions	20,648,582	15,868,912

Redeemed	(584,883)	(62,968,109)

Net increase in net assets from capital share transactions	32,993,699	56,874,806

Net increase in net assets	34,430,621	23,028,166

NET ASSETS:

Beginning of the year	277,830,362	254,802,196

End of the year	$312,260,983	$277,830,362

(1) For share transactions, see Note 6 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

|23

Financial Highlights

For a share outstanding throughout the years

Loomis Sayles Full Discretion Institutional Securitized Fund

	Net asset value, beginning of the year	Net investment income (a)	Net realized and unrealized gain/(loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Return of capital
10/31/23	$9.31	$0.64	$0.07	$0.71	$(0.65)	$—	$–
10/31/22	10.55	0.46	(1.11)	(0.65)	(0.49)	(0.10)	–
10/31/21	10.12	0.55	0.44	0.99	(0.47)	(0.09)	–
10/31/20	11.03	0.54	(0.87)	(0.33)	(0.56)	(0.02)	–
10/31/19	10.89	0.57	0.13	0.70	(0.56)	—	–

(a)	Per share net investment income has been calculated using the average shares outstanding during the year.
(b)

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Had certain expenses not been waived/reimbursed during the year, if applicable, total returns would have been lower.

Amounts designated as “-” are $0 or have been rounded to $0.

24|

Total distributions	Net asset value, end of the year	Total return (%) (b)	Net assets, end of the year (000’s)	Ratio of expenses to average net assets (%)	Ratio of expenses to average net assets (excluding waivers, reimbursements and fees paid indirectly) (%)	Ratio of net investment income to average net assets (%)	Portfolio turnover rate (%)
$(0.65)	$9.37	7.81	$312,261	0.20	0.27	6.76	23
(0.59)	9.31	(6.36)	277,830	0.20	0.27	4.67	19
(0.56)	10.55	10.01	254,802	0.20	0.26	5.28	42
(0.58)	10.12	(3.00)	235,775	0.20	0.26	5.20	32
(0.56)	11.03	6.62	310,258	0.20	0.20	5.23	19

The accompanying notes are an integral part of the financial statements.

|25

Notes to Financial Statements

October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

1.   Organization. The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 28 funds. The financial statements herein are those of the Loomis Sayles Full Discretion Institutional Securitized Fund (the “Fund”). The Fund is diversified and its investment objective is to provide current income and the potential for total return. The Fund commenced operations on December 15, 2011. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.   Significant Accounting Policies. The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

a. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

b. Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NAS-DAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not

26|

Notes to Financial Statements

October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted

|27

Notes to Financial Statements

October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

c. Federal and Foreign Income Taxes. It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year October 31, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Fund did not incur any significant interest or penalties.

d. Security Transactions and Investment Income. Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis from settlement date

28|

Notes to Financial Statements

October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

e. Expenses. Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

f. Dividends and Distributions to Shareholders. The Fund declares its dividends monthly and distributes its net investment income, if any, at least monthly and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

g. Illiquid Securities. A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

3. Transactions with Affiliates. Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements. The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For year ended October 31, 2023, the Fund paid $359,406 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

SS&C GIDS, Inc. (formerly, DST Asset Manager Solutions, Inc.) serves as transfer agent for the Fund under the transfer agency agreement with the Trust.

|29

Notes to Financial Statements

October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

U.S. Bank, N.A. serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.  Investment Advisory Agreement. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser (the “Adviser”) to the Fund. Under the terms of the management agreement, the Fund does not pay a management fee. Shares of the Fund are only available to institutional advisory clients of the Adviser. The institutional advisory clients of the Adviser pay the Adviser or its affiliates a fee for their investment advisory services outside of the Fund. If advisory fee were charged within the Fund, the total return would have been lower.

The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.20% of the Fund’s Institutional Class Shares’ average daily net assets. This Agreement may only be terminated by the Board. Refer to reimbursement of expenses on the Statement of Operations for fees waived for the year ended October 31, 2023.

6.  Capital Shares.

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
SHARE TRANSACTIONS:
Issued	1,362,487	10,244,468
Reinvestment of distributions	2,185,043	1,596,119
Redeemed	(62,090)	(6,140,663)

Net share transactions	3,485,440	5,699,924

7.  Investment Transactions. The cost of security purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2023, were as follows:

	U.S.
	Government	Other
Purchases	$12,527,407	$87,132,429
Sales	$344,111	$63,332,466

8.  Federal Tax Information. The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from

30|

Notes to Financial Statements

October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise. The permanent differences primarily consist of gains and losses on paydowns of mortgage and asset-backed securities for tax purposes. There is no permanent difference in current year that would require a charge or credit to distributable earnings or paid in capital accounts.

The tax character of dividends and distributions for the Fund declared during the year ended October 31, 2023 and the year ended October 31, 2022, were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2023	$20,648,582	$–	$–	$20,648,582
2022	14,840,153	1,028,759	–	15,868,912

As of October 31, 2023, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

Undistributed Ordinary Income	$1,101,565
Capital Loss Carryforwards	(4,747,004)
Net Unrealized Depreciation	(36,041,806)
Other Temporary Differences	(2,039,517)

Total Accumulated Losses	$(41,726,762)

Other temporary differences primarily consist of book/tax differences on PFIC/QEF investment and distribution payable which are temporary adjustments for Federal income tax purposes in the current year.

For Federal income tax purposes, capital loss carryforwards may be carried forward indefinitely and applied against all future gains. Losses carried forward are as follows:

Short-Term	Long-Term	Total
$–	$4,747,004	$4,747,004

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Fund at October 31, 2023, were as follows:

	Aggregate Gross	Aggregate Gross
Federal	Unrealized	Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Depreciation
$355,815,390	$2,514,795	$(38,556,601)	$(36,041,806)

Federal tax cost varies primarily due to the collateralized loan obligations.

|31

Notes to Financial Statements

October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

9.   Risks.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Interest Rate Risk. As with most funds that invest in fixed-income securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed-income securities (especially those with longer maturities and durations) and the Fund’s share price to fall.

A related risk is basis risk, which is the risk that a change in prevailing interest rates will change the price of a company’s interest-bearing liabilities disproportionately to the price of interest-bearing assets. This would have the effect of increasing liabilities and decreasing assets, resulting in a loss to such company. To the extent the Fund invests in securities or instruments issued by such an impacted company, the value of such investments could be negatively impacted and result in a deadline in the value of the Fund’s portfolio.

Credit Risk. The credit rating or financial condition of an issuer may affect the value of a fixed-income debt security. Generally, the lower the quality rating of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the ratings agency to be more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

Concentration Risk. Due to the Fund’s concentration in the asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities group of industries, events that affect an industry or industries within this group will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. While the Fund will invest more than 25% of its assets in, collectively, the asset-backed, commercial mortgage-backed and residential mortgage-backed

32|

Notes to Financial Statements

October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

securities industries, it is expected that the Fund’s investments in any one or more of these industries may, from time to time, be significantly greater than 25%.

Inflation/Deflation Risk. The value of assets or income from investments may be worth less in the future as inflation decreases the present value of future payments. Conversely, prices throughout the economy may decline over time due to deflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

High Yield Bond Risk. High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Some may even be in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately.

Generally, the lower rated the security, as determined by rating agencies, the more vulnerable the security is to nonpayment. Securities rated below “B” are often dependent upon favorable financial and business conditions to meet their financial obligations, or may lack the capacity to make payments regardless of financial and business conditions. Default becomes more likely over the long or short term the lower rated the security.

|33

Notes to Financial Statements

October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

Mortgage-Backed and Asset-Backed Securities Risk. The Fund may invest in both residential and commercial mortgage-backed securities. A mortgage-backed security represents an interest in a pool of assets such as mortgage loans and matures when all the mortgages in the pool mature or are prepaid. While mortgage-backed securities do have fixed maturities, their expected durations may vary when interest rates rise or fall. Because the timing and speed of principal payments may vary, the cash flow on mortgage-backed securities is irregular. The value of mortgage-backed securities generally is more sensitive to changes in interest rates than other types of fixed-income securities. Rising interest rates tend to extend the maturities of mortgage-backed securities, causing the securities to exhibit additional volatility and their value to decrease more significantly. This is known as extension risk. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. While residential mortgagors in the United States have the option to pay more principal than required at each payment interval, commercial mortgages are often set for a fixed term and therefore experience a lower degree of prepayment risk.

The Fund may invest in residential mortgage-backed securities that represent interests in pools of adjustable rate mortgages (“ARMs”), including payment option ARMs. Payment option ARMs give the borrower the option to pay less than the interest only amount, resulting in an increase in the principal balance of a loan as interest owed is added to the principal (known as “negative amortization payments”). While such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument and make the instrument more affordable to the borrower in the short term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

The Fund may invest a substantial amount of its assets in privately issued mortgage-backed securities that are not issued, guaranteed, or backed by the U.S. government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.

An asset-backed security is a security backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, including extension and prepayment risks, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because some asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in

34|

Notes to Financial Statements

October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

quality to mortgage assets. Other asset-backed securities, such as credit card receivables, may not have the benefit of an underlying physical asset or security interest in collateral at all. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of the collateral may also be insufficient to cover the principal amount.

During periods of declining asset value, difficult or frozen credit markets, interest rate changes, or deteriorating economic conditions, mortgage-backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, the value of these securities may fluctuate in response to the market’s perception of the credit worthiness of the issuers. Mortgage-backed and asset-backed securities are subject to the risk that an issuer will fail to make timely payments of interest or principal, or will default on payments. Such a risk is generally higher in the case of mortgage-backed securities that include so-called ‘sub-prime’ or “Alt-A” loans, which are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. There is also a risk that the value of the underlying asset (e.g., a home) securing an obligation may not be sufficient to cover the amount of the obligation. Residential mortgage-backed securities in which the Fund may invest may have a loan to value ratio which exceeds 100%, meaning that the mortgage amount is greater than the appraised value of the underlying property. Certain commercial mortgage-backed securities may be backed by pools of mortgages of properties that have special purposes, which may be difficult to sell or liquidate.

Credit Crisis Liquidity Risk. Certain types of credit instruments, such as investments in high-yield bonds, debt issued in leveraged buyout transactions (acquisition of a company using a substantial amount of debt and loans), mortgage- and asset-backed securities, and short-term asset-backed commercial paper, became very illiquid in the latter half of 2007. General market uncertainty and consequent re-pricing of risk led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value. Such market conditions, and the above factors, may make valuation uncertain and/or result in sudden and significant valuation declines.

|35

Notes to Financial Statements

October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

Collateralized Loan Obligations (“CLOs”) Risk. CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO, respectively, in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described above. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.

Structured Notes Risk. Structured notes are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies that obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or may vary from the stated rate because of changes in these factors. Investment in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which is separate from the risk that the note’s reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to additional risk such as market risk, liquidity risk and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal amount being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments. In addition, structured notes may charge fees and administrative expenses.

A credit-linked note is a type of structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest as well as payment of principal upon maturity, the value of which is tied to the underlying reference asset. Like structured notes generally, investments in credit-linked notes are subject to the risk of loss of the principal investment and/or periodic interest payments expected to be received from an investment in a credit-linked note in the event that one or more of the underlying obligations of a note default or otherwise become non-performing. To the extent the Fund invests in a credit-linked note that represents an interest in a single issuer or limited number of issuers, a credit event with respect to that issuer or limited number of issuers presents a greater risk of loss to the Fund than if the credit-linked note represented an interest in underlying obligations of multiple issuers.

36|

Notes to Financial Statements

October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

U.S. Government Securities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, the Government National Mortgage Association (“Ginnie Mae”) pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by the Federal National Mortgage Association (“Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Agency Securities Risk. Certain obligations issued by U.S. government-sponsored agencies are backed solely by that agency’s own resources. As a result, investments in securities issued by the government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

Foreign Security Risk. Investing in securities of foreign issuers and governments poses additional risks since political and economic events unique to a country or region will affect foreign securities markets and their issuers. Political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the

|37

Notes to Financial Statements

October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax more frequently on capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value.

State-Specific Risk. While the Fund does not expect to invest in single state pools of mortgages, underlying properties of mortgages of certain states may represent a significant percentage of the underlying mortgages in which the Fund invests as a whole. When the Fund invests in this manner, it is subject to the risk that the economy of the states in which it invests, and the value of properties within the states, may decline. Investing significantly in securities whose values are economically tied to a single state means that the Fund is more exposed to negative political or economic events affecting that state than a fund that invests more widely. Certain states have experienced significant declines in property values in recent years.

The foregoing is not intended to be a complete discussion of all risks as associated with the investment strategies of the Funds. Please refer to the Fund’s current prospectus and Statement of Additional Information for a discussion of the risks associated with investing in the Funds.

10. Other. At October 31, 2023, 76% of Institutional Class total shares outstanding were held by three shareholders of record owning 10% or greater of the aggregate total shares outstanding.

11. Indemnifications. In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. Regulatory Matters. The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (“LIBOR”) rates and expects to do so for the remaining LIBOR rates immediately after June 30, 2023. More recent developments include the U.S. Congress enactment of the LIBOR Act, and the Federal Reserve Board issuance of a final rule to implement the LIBOR Act, which became effective on February 27, 2023. As a result of the final rule, U.S. contracts that do not mature before

38|

Notes to Financial Statements

October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

June 30, 2023, and that lack adequate “fallback” provisions that would replace LIBOR with a practicable replacement benchmark rate, must migrate to Term Secured Overnight Financing Rate (SOFR)-based rates with applicable credit spread adjustments (CSAs). The last USD Panel LIBOR rates were published on June 30, 2023. Any USD LIBOR rate published after July 1, 2023 is a synthetic LIBOR published by the ICE Benchmark Administration, and that synthetic rate is in effect a CME Term SOFR plus CSAs set by the International Swaps and Derivatives Association (ISDA) and Alternative Reference Rates Committee (ARRC). The ICE Benchmark Administration will continue to publish synthetic USD LIBOR rates until September 30, 2024. Accordingly, it remains difficult to predict the full impact of the transition away from LIBOR on the Fund until the loan market transition to SOFR is complete and the published synthetic US LIBOR rates end on September 30, 2024.

13. Subsequent Events. The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

|39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Loomis Sayles Full Discretion Institutional Securitized Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Loomis Sayles Full Discretion Institutional Securitized Fund (one of the Funds constituting The Advisors’ Inner Circle Fund, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the

40|

Report of Independent Registered Public Accounting Firm

custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 28, 2023

We have served as the auditor of one or more investment companies in Loomis, Sayles & Company, L.P. since 2011.

|41

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES [3,4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 28 funds in The Advisors’ Inner Circle Fund.

42|

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Klauder are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-343-2029. The following chart lists Trustees and Officers as of October 31, 2023.

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018. Trustee of The KP Funds to 2022.

|43

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES[3]
Kathleen Gaffney (Born: 1961)	Trustee (since 2022)	Retired since 2019. Vice President and Portfolio Manager, Eaton Vance Management from 2012 to 2019.
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.
Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.
Bruce Speca (Born: 1956)	Trustee (since 2011)

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

Monica Walker (Born: 1958)	Trustee (since 2022)

Retired. Private Investor since 2017. Co-Founder (1991-2017), Chairman and Chief Executive Officer (2009 to 2017) and Chief Investment Officer - Equity (2007 to 2017) of Holland Capital Management, LLC (Chicago).

OFFICERS
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 28 funds in The Advisors’ Inner Circle Fund.

44|

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, and Catholic Responsible Investments Funds.
Former Directorships: Director of The Korea Fund, Inc. to 2019. Trustee of The KP Funds to 2022.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, and Catholic Responsible Investments Funds.
Former Directorships: Trustee of The KP Funds to 2022.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds.
Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Former Directorships: Trustee of The KP Funds to 2022. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund) to 2022.

Former Directorships: Trustee of The KP Funds to 2022.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds.

None.

|45

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years

OFFICERS (continued)
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)	Attorney, SEI Investments, since 2017. Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Donald Duncan (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Coordinator (since 2023)	Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Secretary (since 2020)
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

46|

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Other Directorships
Held in the Past Five Years

None.
None.
None.
None.
None.
None.

|47

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

48|

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Other Directorships
Held in the Past Five Years

None.
None.
None.

|49

Disclosure of Fund Expenses (Unaudited)

October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2023 to October 31, 2023).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

50|

Disclosure of Fund Expenses (Unaudited)

October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund (concluded)

Institutional Class	Beginning Account Value 5/1/2023	Ending Account Value 10/31/2023	Expenses Paid During Period*
Actual	$1,000.00	$1,025.40	$1.02
Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	$1.02

* Expenses are equal to the Fund’s annualized expense ratio, 0.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

|51

Liquidity Risk Management Program (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Fund’s investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Fund’s approach to managing liquidity risk. The Program is overseen by the Fund’s Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on May 23, 2023, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2022 through December 31, 2022. Among other things, the Program Administrator’s report noted that:

•

The Program Administrator had determined that the Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively to manage the Fund’s liquidity risk during the period covered by the report.

•	During the period covered by the report, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders.

•	Material changes had been made to the Program during the period covered by the report relating to the Fund’s reasonably anticipated trading size.

The Fund did not experience a shortfall of its highly liquid investment minimum during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

52|

Approval of Investment Advisory Agreement (Unaudited)

October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 23–24, 2023 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of

|53

Approval of Investment Advisory Agreement (Unaudited)

October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund (concluded)

the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the

54|

Approval of Investment Advisory Agreement (Unaudited)

October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund (concluded)

reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. In this regard, the Trustees noted that there was no advisory fee charged to the Fund. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered the “fall-out” or ancillary benefits to the Adviser as a result of its relationship with the Fund, including the receipt of investment advisory fees by the Adviser or its affiliates from their institutional advisory clients that invest in the Fund. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. In this regard, the Trustees noted that no advisory fees are charged to the Fund. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee

|55

Approval of Investment Advisory Agreement (Unaudited)

October 31, 2023

Loomis Sayles Full Discretion Institutional Securitized Fund (concluded)

was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

56|

Notice to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

For shareholders that do not have an October 31, 2023 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended October 31, 2023, the Fund is designating the following items with regard to distributions paid during the period:

Long Term Capital Gain Distribution	Ordinary Income Distributions	Return of Capital	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short- Term Capital Gain(5)
0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	100.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

|57

LOOMIS SAYLES FULL DISCRETION

INSTITUTIONAL SECURITIZED FUND

c/o SS&C GIDS, Inc.

P.O. Box 219009

Kansas City, MO 64121-9009

Adviser:

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111-2621

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, Pennsylvania 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

(b)    Not applicable.

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1)     The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)     The Registrant’s audit committee financial expert is Robert Mulhall. Mr Mulhall is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2023				FYE October 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval		All fees and services to the Trust that were pre- approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$72,710	None	None		$72,710		None	None
(b)	Audit-Related Fees	None	None	None		None		None	None
(c)	Tax Fees	None	None	$115,395	(4)	$10,000	(2)	None	$256,295	(4)
(d)	All Other Fees	None	None	$47,411	(5)	None		None	$86,500	(5)

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2023			2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$550,800	None	None	$529,590		None	None
(b)	Audit-Related Fees	None	None	None	$10,000	(6)	None	None
(c)	Tax Fees	None	None	None	$2,000	(3)	None	None
(d)	All Other Fees	None	None	None	None		None	None

Fees billed by Cohen & Co. (“Cohen”) related to the Trust.

Cohen billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2023			2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$61,000	None	None	$61,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Final tax compliance services provided to McKee International Equity Portfolio.
(3)	Common Reporting Standard (“CRS”) tax services for the Sands Capital Global Growth Fund.
(4)	Tax compliance services provided to service affiliates of the funds.
(5)	Non-audit assurance engagements for service affiliates of the funds.
(6)	Fees related to consents for Cambiar N-14 filings.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2023	2022
Audit-Related Fees	None	None

Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2023	2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (Cohen):

	2023	2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)    Not applicable.

(g)    The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years ended October 31st were $162,806 and $342,795 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years ended October 31st were $0 and $2,000 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by Cohen for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2023 and 2022, respectively.

(h)    During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)    Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)    Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2024

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Treasurer, Controller, and CFO

Date: January 9, 2024